Ordinary dividends	6 Months Ended
Jun. 30, 2022
Ordinary dividends [Abstract]
Ordinary dividends
9. Ordinary dividends
The Board has recommended an interim dividend of 15.0p (2021: 12.5p) per ordinary share. This is expected to be paid on 1 November 2022 to shareholders on the register at 14 October 2022. The Board recommended a final dividend of 18.7p per ordinary share in respect of 2021. This was paid on 8 July 2022.